TWO OAKS DIVERSIFIED GROWTH

AND INCOME FUND

(the “Fund”)

Class A (Symbol: TWOAX)

Class C (Symbol: TWOCX)

Supplement dated April 20, 2017

to the Fund’s Prospectus and Statement of Additional Information (“SAI”) dated July 29, 2016

This Supplement contains new and additional information that supersedes any contrary information contained in the Fund’s current Prospectus and SAI, and should be read in conjunction with the Prospectus and SAI. All capitalized terms used but not defined herein have the meanings ascribed to them in the Prospectus and SAI.

CLASS C TO CLASS A SHARE CONVERSION

Based on a recommendation from Two Oaks Investment Management, LLC (the “Adviser”), investment adviser to the Fund, the Board of Trustees of Northern Lights Fund Trust II (the “Trust”) has approved closing the Class C shares of the Fund and converting all outstanding Class C shares to Class A shares. Class A shares have lower expenses than Class C shares.

As a result of the conversion, shareholders will experience unchanged net operating expense ratios in the respective Class C Shares of the Fund. To the extent shareholders can purchase additional shares of Class C Shares in their current accounts, Class C Shares can be purchased without a front-end sales charge. A comparison of share class expenses for the Fund is below:

                  Class A Shares Expenses*        Class C Shares Expenses*

The Fund                                         1.76%                                     2.51%

*Reflects the Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement as reported in the Fund’s Prospectus.

After the close of business on May 19, 2017, the Fund will convert all outstanding Class C shares into Class A shares. Prior to the conversion, shareholders of Class C shares may redeem their investments as described in the Fund’s Prospectus.

For shareholders planning on redeeming Class C shares prior to their conversion to Class A shares, please note the following: 1) a redemption may be deemed to be a taxable event for many shareholders for federal income tax purposes and 2) a redemption fee will not be charged.

If shares are not redeemed prior to the conversion, each shareholder owning Class C shares of the Fund will own Class A shares of the Fund equal to the aggregate value of the shareholder’s Class C shares. No front-

end sales charges will be assessed on the conversion of Class C shares to Class A shares. NOTE: Any Class C shareholder whose shares are converted into Class A shares will be exempt from paying the Class A front-end sales load for such shares. Please see the Prospectus for more information about the fees and expenses associated with Class A shares.

As a result of this conversion, the Prospectus has been amended as follows:

References to Class C Shares. All references to Class C shares of the Fund in the Prospectus and SAI are deleted effective May 19, 2017.

Suspension of Sales. Effective immediately, the Fund will no longer accept orders to buy Class C shares of the Fund from any new investors. Effective May 19, 2017, Class C shares will no longer be available for purchase.

Tax Considerations: This automatic class conversion is not expected to be a taxable event for you and should not create a gain or loss for affected shareholders. However, we recommend that you consult with your tax advisor about how this transaction may affect you.

ANY SHAREHOLDERS OF CLASS C SHARES OF THE FUND HOLDING SUCH SHARES ON MAY 19, 2017 WILL HAVE THEIR SHARES AUTOMATICALLY CONVERTED TO CLASS A SHARES AFTER THE CLOSE OF BUSINESS ON THAT DATE. IF YOU HAVE QUESTIONS OR NEED ASSISTANCE, PLEASE CONTACT YOUR FINANCIAL ADVISOR DIRECTLY OR THE FUND AT 1-855-896-6257.

Please retain this Supplement with your Prospectus and SAI for future reference. These documents are available upon request and without charge by calling the Fund at 1-855-896-6257.